THE GREENBRIER COMPANIES, INC.
EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          In connection with the quarterly report of The Greenbrier Companies, Inc. (the “Company”) on Form 10-Q for the quarterly period ended November 30, 2008 as filed with the Securities and Exchange Commission on the date therein specified (the “Report”), I, Mark J. Rittenbaum, Executive Vice President, Treasurer and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: January 9, 2009

/s/ Mark J. Rittenbaum
Mark J. Rittenbaum
Executive Vice President, Treasurer and Chief Financial Officer